SEMI-ANNUAL REPORT
December 31, 1996



MESSAGE TO AMERISTOCK MUTUAL FUND SHAREHOLDERS:

It has been an exceptional 12 months for the Ameristock Fund.
During this period we have achieved a number of milestones in the portfolio's performance, asset size, distribution network, and technological capabilities.

PERFORMANCE
For the year ended December 31, 1996 Ameristocks total return was 27.42% vs. 22.96% for the S&P500!. The two leading mutual fund tracking services, Lipper Analytical Services and Moringstar have ranked Ameristock the second best performing Equity Income Fund for the year ending August 1996 and the fifth best Growth & Income Fund for the year ending September 1996 respectively. The fund achieved its results strictly through the appreciation of the underlying stocks in the portfolio. No tricks
(market timiing) or gimmicks (derivatives) were used to enhance the return.

When we started out, it was not our intention to be the top rated fund. Finishing in the top 10 of all equity-income funds for our first full year is an exciting accomplishment. We do not anticipate such a finish again. But we will welcome it if it does occur next year. It is our belief is that investors are better served with consistent performance year after year rather than volatile performance or taking on additional risk.

ASSET SIZE
At the end of 1996 the Fund's total assets under management were closing in on $5 million, consisting of stock in 41 different companies. It is important for assets to grow because: a) it helps to diversify the portfolio, b) we can implement strategies to better protect our stock positions, c) we can gain economies of scale, and d) we can add services for you. By the year 2000 our goal for the portfolio is $20 million in assets under management.

DISTRIBUTION NETWORK
Investors who want to own the Ameristock Mutual Fund have a number of ways to do so. The first method is direct, by mailing the application to us. Another is through the so called "Supermarkets". Our fund can be bought through Jack White, Accutrade, or investment firms who clear their trades through Pershing, DATALynx, or Fidelity's National Financial. It is our intent that you be able to buy the Ameristock Mutual Fund however and whenever you want to.

TECHNOLOGY
Check out our Web page at http://www.ameristock.com. We are one of just a handful of mutual fund companies taking advantage of the Internet. You can look up our net asset value on a daily basis from the Fund's day one. You can view our holdings as of the latest quarter and every quarter since the Fund's inception, and you can view, download or order a prospectus. Soon, you will be able to look up your account balance 24 hours a day, 7 days a week. Eventually, you will be able to place buy and sell orders through the internet, receive your order confirmation via e-mail and your "check" via ACH direct deposit to your bank account within three days.

All of this should be implemented in 1997, once we have switched our custodian bank from Union Bank of California to Fifth Third Bank of Cincinnati. Fifth Third Bank is a leading $19 billion assets Midwest regional bank that promises to offer the Fund exceptional service and reduced cost.

ECONOMIC OUTLOOK
As we head into 1997, the unprecedented highs in the stock market set in 1996 will probably not be repeated. Sometime early in 1997 we anticipate a pullback in the market by as much as 15 percent but rebounding by the end of the year. Barring any unusual occurrences, we foresee a continuum of low inflation, steady interest rates, and stable prices. We agree with the Federal Reserve that control over inflation is the number one priority. Thus, companies whose earnings are strong should be well rewarded in the comming year.

FINAL NOTE
Our goal from the outset is (and continues to be) to outperform our competition and consistently rank in the top half of our competition.
We hope to do this through a consistent philosophy (using a value approach to investing) and consistent execution (keeping turnover to a minimum which in turn leads to lower brokerage commissions and lower realized capital gains).

Thank you for investing in the Ameristock Mutual Fund, have a fun new year and please tell your friends about us!



-Andrew Ngim, Director
 December 12, 1996

		AMERISTOCK MUTUAL FUND
		SCHEDULE OF INVESTMENTS
		 Unaudited
		December 31, 1996


Industry	           	Name              	Shares          	Market Value
Automotive-  	10.9%	 Chrysler	          4,900	           $161,700
		                   Ford Motor Co.	    5,310	           $169,920
		                   General Motors    	3,420	           $190,665
Broadcast & Entertainment-  	0.6%
                    	Disney Co. (Walt)	    390	           $27,203
Capital Goods-  	1.8%
                     Boeing Co.	           180	           $19,170
		                   General Electric	     700	           $69,388
Chemicals & Fertilizer-  	7.7%
                     Dow Chemical	       2,260	           $177,128
		                   Du Pont de Nemours 	2,050	           $192,956
Consumer Staples-  	12.2%
                    Coca- Cola Co.	      1,380	            $72,623
		                  Eastman Kodak Co.    2,310          	 $185,378
		                  McDonalds Corp.	       400	            $18,150
		                  Pepsico	               560	            $16,450
		                  Philip Morris	       1,970	           $222,610
		                  Proctor & Gamble Co.	  650	            $69,956
Diversified-  	0.4%	Minnesota Mining & Mfg	260	            $21,580
Electronics-  	10.4	Hewlett Packard Co.  1,100            	$55,275
		                  Intel Corp.	         1,920	           $251,400
	                  	IBM                 	1,250           	$189,375
		                  Lucent                	113             	$5,226
Financial Services-  	16.4%
                    American Intl Group    160	            $17,320
		                  Bankamerica Corp.   	2,070	           $206,483
		                  Citicorp.	           2,050	           $211,150
		                  Federal Natl. Mtge.	 5,070	           $190,759
		                  Travelers Group	     3,600	           $163,350
Healthcare (Products)-  	9.2%
                    Abbott Labs	         3,880	           $196,910
		                  American Home Pro	   1,200            	$70,350
	                  	Bristol Myers Squibb  	360            	$39,150
	                  	Johnson & Johnson     	540	            $26,865
		                  Merck & Co.	         1,020	            $81,090
		                  Pfizer Inc.            330            	$27,390
Oil & Gas-  	2.6%	Amoco Corp.	             350            	$28,219
		                Chevron	                 400            	$26,000
		                Exxon	                   700            	$68,600
Retailing-  	1.7%	Home Depot Inc.	         410            	$20,551
		                Wal-Mart Stores	       2,650	            $60,288
Software-  	1.9%	Microsoft Corp.*       	1,120            	$92,540
Telecommunications-  	13.5%
                 Ameritech Corp.        	3,010	           $182,481
		               AT& T Corp.	              350            	$15,181
		               Bell Atlantic Corp.    	2,720	           $176,120
		               Bellsouth Corp.	        1,850	            $74,694
		               GTE Corp.	              4,370           	$198,289
Total Common Stocks-	89.3%	(Cost $3,722,585)          		$4,289,930
Other Assets Less Liabilities                         				$516,352
Net Assets- 	Equivalent to $21.18 per share on 226,898  $4,806,282
             shares of capital stock outstanding

* non-income producing

		The accompanying notes are an integral part of the financial statements.

			AMERISTOCK MUTUAL FUND
			STATEMENT OF ASSETS & LIABILITIES
			 Unaudited
			December 31, 1996


Assets:

Investment Securities at Market Value
	      (Identified Cost - $3,722,585)	  		 $4,289,930
Cash				                                      477,614
Receivables - Dividends and Interest			      	 11,529
Receivables - Investors Purchase Shares				    39,000
	Total Assets			                            4,818,073


Liabilities:

Payables- Investors Redeem Shares         				 11,790
	Net Assets			                              4,806,282

Net Assets Consist of:
	Capital Paid In	                        		 4,238,937
	Undistributed Net Investment Income			          -
	Undistributed Net Capital Gain		              	 -
	Unrealized Appreciation in Value of
	     Investments Based on Identified
      Cost- Net		                           	 567,345
NET ASSETS FOR 226,898 SHARES OUTSTANDING		 4,806,282

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING
PRICE PER SHARE ($4,806,282/226,898 SHARES)				 $21.18


		The accompanying notes are an integral	part of the financial statements.

		 AMERISTOCK MUTUAL FUND
		 STATEMENT OF OPERATIONS
		 Unaudited
		 JUNE 30, 1996 to DECEMBER 31, 1996


Investment Income:
	Dividends	                               	 $33,955
	Interest		                                   6,638
	          Total Investment Income  		       40,593


Expenses:
	Management Fee	                           	 14,355
	Less Waiver of Management Fee		            (14,355)
	Total Expenses                              		 -

Net Investment Income	                     		 40,593

Realized and Unrealized Gain on Investments
	Net Realized Gain (Loss) on Investments  		 (4,074)
	Net Change in Unrealized Appreciation
	     (Depreciation) on Investments		        399,448
	Net Realized and Unrealized Gain (Loss)
	      on Investments		                      395,374
	Net Increase (Decrease) in Net Assets
	     Resulting from Operations	            	 435,967


			The accompanying notes are an integral part of the financial statements.

		 AMERISTOCK MUTUAL FUND
		 STATEMENT OF CHANGES IN NET ASSETS
		 Unaudited
		 JUNE 30, 1996 to DECEMBER 31, 1996


From Operations:
	Net Investment Income	                       $40,593
	Net Realized Gain (Loss)	                     (4,074)
	Net Change in Unrealized Appreciation
	      (Depreciation) on Investments	         395,374
		                                            431,893

From Distributions to Shareholders:
	Net Investment Income                      	 (40,593)

From Capital Share Transactions:
	Proceeds from 174,339 Shares Issued	        3,477,581
	Cost of 64,461 Shares Redeemed	            (1,289,876)
		                                           2,187,705

Net Increase in Net Assets		                 2,579,004
Net Assets at Beginning of Period	         	 2,227,278
Net Assets at End of Period		                4,806,282


		 The accompanying notes are an integral part of the financial statements.

		 AMERISTOCK MUTUAL FUND
		 FINANCIAL HIGHLIGHTS
		 Unaudited
		 JUNE 30, 1996 to DECEMBER 31, 1996


Selected Date For a Share of Common Stock Outstanding Throughout the Period


Net Asset Value at Beginning of Period	      	 $19.03
Net Investment Income		                          0.23
Net Gains (losses) on Securities-
	Realized and Unrealized	                        2.10
	Total From Investment Operations	              21.36
Dividend Distribution- Net Investment Income		  (0.18)
Net Asset Value at End of Period	             	 21.18

Total Return (1)	                               	24.5%

Ratios/Supplemental Data
	Net Assets End of Period (thousands)         	 4,806
	Ratio of Expenses to Average Net Assets (2)	      0%
	Ratio of Net Income to Average Net Assets (1)	  2.3%
	Portfolio Turnover Rate (1)	                    4.2%
	Average Commission Paid Per Share	           $0.0304



(1) Annualized
(2) Ratio Without Management Fee Waiver 0.4%



		 The accompanying notes are an integral part of the financial statements.

AMERISTOCK MUTUAL FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996


1.  ORGANIZATION
The Ameristock Mutual Fund, Inc. (The "Fund") was incorporated on
June 15, 1995 and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act").

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A) Investment Valuation- Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale reported for the valuation date, then such securities are valued at the latest reported bid price on such exchange. Any securities for which market quotations are not readily available are valued in good faith by the Board of Directors.

B) Federal Income Tax- No provision for federal income tax has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

C) Distributions to Shareholders- Dividends from net investment income are declared and paid semiannually in June and December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions are recorded on the ex-dividend date.

D) Other- Investment transactions are accounted for on the trade date. The Fund determines the gain and loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on an accrual basis.

3.  INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with the Ameristock Corporation, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Fund will pay Ameristock Corporation a monthly fee at an annual rate of 1.00% on average daily net assets. The Fund's investment advisor has voluntarily agreed to waive the management fee until January 1, 1997.

4.  RELATED PARTY TRANSACTIONS
Certain owners of the Ameristock Corporation are also owners and/or directors of the Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. For the year ended December 31, 1996, there were no fees paid by the Fund to the Advisor. 60.8% of the Fund's stock is controlled by FTC & Company. FTC & Company is an unrelated company and can be deemed as a controlling person.

5.  PURCHASES AND SALES OF SECURITIES
For the six months ended December 31, 1996, the cost of purchases and the proceeds from securities, excluding short-term securities, were $2,003,161 and $71,495 respectively.


Investment Advisor:    	Ameristock Corporation, San Francisco, California
Custodian:             	Union Bank of California, San Francisco, California
Transfer Agent:     	   Ameristock Corporation, San Francisco, California
Legal Council:         	Wyatt, Gerber, Burke & Badie, New York, New York
Independent Auditor:   	McCurdy & Associates CPA's, Inc., Westlake, Ohio



This report is submitted for the general information of the shareholders of the Ameristock Mutual Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.